UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2010

Item 1.  Report to Stockholders.

Calvert Large Cap

Value Fund

Annual Report

September 30, 2010

E-Delivery Sign-Up —
Details Inside

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to account access, you’ll be prompted to set up a personal identification number for your account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

TABLE
OF CONTENTS

4	President’s Letter
7	SRI Update
8	Portfolio Management Discussion
13	Shareholder Expense Example
15	Report of Independent Registered Public Accounting Firm
16	Statement of Net Assets
20	Statement of Operations
21	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
34	Explanation of Financial Tables
36	Proxy Voting and Availability of Quarterly Portfolio Holdings
38	Trustee and Officer Information Table

Dear Shareholders:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

/s/Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2010

sri update

from the Calvert Sustainability Research Department

Shareholder Advocacy

For the 2010 proxy season, Calvert filed seven shareholder resolutions on behalf of Calvert Large Cap Value Fund investors. A resolution filed with Kroger on a new issue—getting the company to report on how it plans to assess and manage the business impacts of climate change on its supply chain—was very well-received, earning 40% of the vote.

While resolutions on executive compensation were successfully withdrawn at Morgan Stanley and JPMorgan Chase, one filed at Allstate received support from 57% of voting shareholders. Other resolution issues included Canadian tar sands, which received support from 27% of ConocoPhillips shareholders; climate change and emissions reduction, which received a vote of 10% at Southern Company; and protecting free speech and privacy online, which we filed with Cisco and is still pending.

As part of our enhanced shareholder engagement efforts over the past year, Calvert worked with Wal-Mart on challenging forced child labor in the Uzbek cotton sector, and also helped Newmont Mining review and implement major changes to its human rights policies and programs.

Revenue Transparency in the Extractives Industry

Our most extensive effort has been helping to draft extractives revenue transparency legislation that will allow investors to better evaluate the reputational, regulatory, and taxation risks that arise for  companies in the extractives industry as they intensify their efforts to find new sources.

Our efforts paid off when, on July 15, the U.S. Congress passed ground-breaking financial industry reform legislation, which requires oil, gas, and mining companies who are registered with the Securities and Exchange Commission (SEC) to disclose payments they make to foreign governments or the federal government to commercially develop oil, natural gas, or minerals. Calvert will participate in the upcoming SEC rule-making process to interpret and implement the new reporting provisions. We will also continue to advocate for resource payment disclosure requirements through other means.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets:  Kroger 0%, Morgan Stanley 0.93%, JPMorgan Chase 2.05%, Allstate 0%, ConocoPhillips 2.47%, Cisco 1.73%, Wal-Mart 1.95%, and Newmont Mining 1.58%. All holdings are subject to change without notice.

Portfolio Management Discussion

James R. McGlynn, Senior Vice President and Portfolio Manager
of Calvert Asset Management Company, Inc.

Performance

Calvert Large Cap Value Fund Class A shares (at NAV) returned 5.50% during the 12-month period ended September 30, 2010, while the benchmark Russell 1000 Value Index returned 8.90%. Both sector and stock selection contributed to the Fund’s underperformance of the Index during the reporting period.

Investment Climate

An above-average unemployment rate hovering near 10% dominated the economic environment during the period, weighing heavily on consumer spending and business confidence and serving as a key factor in preventing the Federal Reserve (Fed) from raising interest rates. In the fourth quarter of 2009, gross domestic product (GDP) grew at a 5% rate, but the pace of economic growth slowed down in subsequent quarters to 3.7% and 1.7%, respectively, which heightened worries that the recovery was faltering. However, some major positives for the

Calvert Large cap value fund

September 30, 2010

Investment Performance
(total return at NAV*)

	6 Months Ended	12 Months Ended
	9/30/10	9/30/10
Class A	-3.90%	5.50%
Class C	-4.45%	4.41%
Class Y	-3.76%	5.77%
Russell 1000 Value Index	-2.14%	8.90%
Lipper Large-Cap Value Funds Average	-3.26%	7.05%

Economic Sectors	% of Total Investments
Consumer Discretionary	7.6%
Consumer Staples	9.2%
Energy	15.1%
Financials	24.2%
Health Care	9.9%
Industrials	7.8%
Information Technology	12.8%
Materials	2.8
Telecommunication Services	5.9%
Utilities	4.7%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Royal Dutch Shell plc (ADR)	2.6%
ConocoPhillips	2.6%
Pfizer, Inc.	2.6%
AT&T, Inc.	2.5%
Exxon Mobil Corp.	2.5%
Exelon Corp.	2.5%
3M Co.	2.5%
Marathon Oil Corp.	2.3%
JPMorgan Chase & Co.	2.2%
Duke Energy Corp.	2.1%
Total	24.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

economy in the past year were the Industrial sector’s rebound due to inventory rebuilding and the financial markets’ recovery in the wake of the Lehman Brothers bankruptcy.

Keynesian economics would normally suggest that fiscal policy should be stimulative (cutting taxes and increasing spending) in a sluggish economy with high unemployment and relatively low inflation. But now that federal and state budgets have been running deficits for several years, that option has thus far been forestalled.  Although interest rates for federal borrowing are near all-time lows, underlying fears persist that rates will rise when the Fed believes that the recovery is on sound footing.

In addition to domestic budget woes, deficit spending drove Dubai, Greece, Spain, Ireland, and the rest of the European Union into a financial crisis. There seems to be a global pushback against prolonged deficit financing even in a period of protracted low growth. In contrast, central banks are raising interest rates in Australia, Canada, and India to stave off inflation.

Another notable event was the Gulf of Mexico oil spill that caused massive environmental damage and weakened the energy industry, which had escaped thus far relatively unscathed from the economic slowdown.  The government’s reaction to the spill and perceived antagonism towards business further dampened investor enthusiasm.

Additionally, the stock market fell a total of 1,000 points on May 6, with a drop of  more than 600 points in just five minutes. Yet ten minutes later the market had regained most of the 600 point drop. This “flash crash” made the markets seem risky for individual investors and helped keep money flowing out of equities.

The economy and the equity markets have absorbed quite a lot of negative news, but there are positive economic signs of recovery. Many of the major economic institutions are healthy enough to repay their TARP (Troubled Asset Relief Plan) funds ahead of schedule. Companies began spending robustly on media advertising in anticipation of the economic recovery. Even Warren Buffett stated publicly that the recovery is on “strong footing” and that he doubted that a double-dip recession would occur.

Portfolio Strategy

What Hurt Performance

The fund’s top three detractors from performance during the 12-month period were the Consumer Discretionary, Information Technology, and Consumer Staples sectors.

Consumer Discretionary hurt the most since the Fund did not have exposure to the Autos, Hotels, and Specialty Retail industries.  Poor stock selection in the Media industry also hurt returns, largely because the Fund didn’t hold good performers such as Walt Disney, Viacom, or Time Warner Cable. However, positive performance from CBS  and Time Warner, which have benefited from increased advertising demand, partially offset the decline.

Stock selection in Information Technology also hurt as the fund had overweights to Cisco, Motorola, and Hewlett-Packard.  We built a position in Hewlett-Packard during the reporting period as management turmoil  at the company caused its valuations to fall. The Fund was also overweighted to Nokia, one of our worst performers, although negative returns were partially offset by an overweight to Tyco Electronics.

Finally, the Consumer Staples sector detracted from returns due to poor sub-sector allocation.  The fund was overweighted to Food & Staples Retailing and cannot hold  Tobacco stocks because of the Fund’s environmental, social and governmental (ESG) criteria.  Poor stock selection in Food Products also hurt as the Fund did not hold Archer Daniels Midland, Mead Johnson Nutrition, or Sara Lee.  During the year, we sold out of positions in Kroger and Kraft Foods and added Procter & Gamble and Coca-Cola, which partially offset some of the underperformance.

What Helped Performance

The Fund’s top three contributors to performance were the Industrials, Materials, and Telecommunications sectors.  Superior stock selection made the Industrials sector the largest contributor to returns, with top performers such as Emerson Electric and 3M.  An overweight to Newmont Mining--the top contributor to Fund performance--helped performance in the Materials sector as investors sought safety in gold, pushing it to new highs throughout the year. Finally, the Fund benefited from a slight overweight to Telecommunications due to outperformance by Verizon and Frontier Communications.

Calvert Large cap value fund

September 30, 2010

Average Annual Total Returns

Class A Shares*	(with max. load)
One year	0.49%
Five year	-1.59%
Ten year	3.02%

Class C Shares	(with max. load)
One year	3.41%
Since inception (12/12/2008)	15.12%

Class Y Shares* One year	5.77%
Five year	-0.39%
Ten year	3.78%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund since its inception on 12/29/99. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception on 12/29/99.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 2.18%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Outlook

The combination of an extremely low federal funds rate, the “flash crash” in May, fears of more weakening in the domestic economy, and fiscal crises in other sovereign nations led bonds to perform very well and spooked equity investors into moving money to bonds. Dividend yields for many equities are higher than the yields for the corresponding 10-year corporate bonds.  This implies that either dividends will be cut/won’t increase or that equities are undervalued.  Since corporate treasurers are probably loathe to cut dividends, we see this disconnect as a rare buying opportunity.

Finally, global investors who would traditionally be buying the debt of weak sovereign nations have found U.S. Treasury debt more attractive, which has lowered domestic interest rates. All of these factors have favored fixed-income securities, but they could reverse. Also, since equity valuations are inexpensive in comparison, there could be a positive reaction in the equities markets.

As confidence and faith in the economy strengthens, we plan to pare back cyclical holdings which we had increased  and reinvest the proceeds in defensive holdings. Conversely, if the economy appears to weaken, we plan to pare back defensive holdings and out-of-favor growth equities will be increased.

October 2010

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Walt Disney 0%, Viacom 0%, Time Warner Cable 0%, CBS 1.39%, Time Warner 1.56%, Cisco 1.73%, Motorola 1.02%, Hewlett-Packard 1.89%, Nokia 1.15%, Tyco Electronics 2.95%, Archer Daniels Midland 0%, Mead Johnson Nutrition 0%, Sara Lee 0%, Kroger 0%, Kraft Foods 0%, Procter & Gamble 1.51%, Coca-Cola 1.30%, Emerson Electric 1.30%, 3M 2.46%, Newmont Mining 1.67%, Verizon 1.72% and Frontier Communications 1.47%.  All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A Actual	$1,000.00	$961.00	$6.05
Hypothetical	$1,000.00	$1,018.90	$6.23
(5% return per year before expenses)

Class C Actual	$1,000.00	$955.50	$11.52
Hypothetical	$1,000.00	$1,013.29	$11.86
(5% return per year before expenses)

Class Y Actual	$1,000.00	$962.40	$4.82
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Large Cap Value Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Value Fund (the Fund), the sole series of Calvert SAGE Fund, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Fund for the periods presented through September 30, 2008 were audited by other auditors whose report thereon dated November 26, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Value Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

statement of net assets

september 30, 2010

Equity Securities - 96.7%	Shares	Value
Beverages - 1.3% Coca-Cola Co.	18,700	$1,094,324

Capital Markets - 7.0% AllianceBernstein Holding LP*	41,200	1,088,092
Bank of New York Mellon Corp.	61,634	1,610,496
Goldman Sachs Group, Inc.	8,413	1,216,352
Legg Mason, Inc.	30,300	918,393
Morgan Stanley	44,600	1,100,728
		5,934,061

Chemicals - 1.1% Dow Chemical Co.	32,900	903,434

Commercial Banks - 3.5% US Bancorp	62,900	1,359,898
Wells Fargo & Co.	62,323	1,566,177
		2,926,075

Communications Equipment - 3.9% Cisco Systems, Inc.*	66,560	1,457,664
Motorola, Inc.*	100,700	858,971
Nokia Oyj (ADR)	96,600	968,898
		3,285,533

Computers & Peripherals - 1.9% Hewlett-Packard Co.	37,800	1,590,246

Consumer Finance - 1.5% Discover Financial Services	77,500	1,292,700

Diversified Financial Services - 5.2% Bank of America Corp.	101,092	1,325,316
CME Group, Inc.	4,700	1,224,115
JPMorgan Chase & Co.	47,864	1,822,182
		4,371,613

Diversified Telecommunication Services - 5.7%
AT&T, Inc.	73,990	2,116,114
Frontier Communications Corp.	151,422	1,237,118
Verizon Communications, Inc.	44,400	1,446,996
		4,800,228

Electric Utilities - 4.6% Duke Energy Corp.	100,048	1,771,850
Exelon Corp.	49,100	2,090,678
		3,862,528

Equity Securities - Cont’d	Shares	Value
Electrical Equipment - 1.3% Emerson Electric Co.	20,828	$1,096,802

Electronic Equipment & Instruments - 1.2% Tyco Electronics Ltd.	34,125	997,133

Food & Staples Retailing - 4.3% CVS Caremark Corp.	39,700	1,249,359
Walgreen Co.	25,103	840,951
Wal-Mart Stores, Inc.	29,300	1,568,136
		3,658,446

Food Products - 1.7% Unilever NV, NY Shares	49,200	1,470,096

Health Care Equipment & Supplies - 1.8% Covidien plc	38,125	1,532,244

Health Care Providers & Services - 1.7% WellPoint, Inc.*	24,900	1,410,336

Household Durables - 1.0% Sony Corp. (ADR)	27,700	856,484

Household Products - 1.5% Procter & Gamble Co.	21,200	1,271,364

Industrial Conglomerates - 6.3%
3M Co.	23,945	2,076,271
General Electric Co.	106,600	1,732,250
Tyco International Ltd.	40,525	1,488,483
		5,297,004

Insurance - 6.1% Berkshire Hathaway, Inc., Class B*	19,000	1,570,920
Hartford Financial Services Group, Inc.	61,900	1,420,605
MetLife, Inc.	28,600	1,099,670
Travelers Co.’s, Inc.	21,000	1,094,100
		5,185,295

Internet Software & Services - 1.9% Google, Inc.*	3,000	1,577,370

IT Services - 1.6% International Business Machines Corp.	10,200	1,368,228

Media - 6.3% CBS Corp., Class B	73,974	1,173,228
Comcast Corp.	66,400	1,200,512
Gannett Co., Inc.	36,550	447,006
News Corp., Class B	79,100	1,191,246
Time Warner, Inc.	42,907	1,315,100
		5,327,092

Equity Securities - Cont’d	Shares	Value
Metals & Mining - 1.7% Newmont Mining Corp.	22,400	$1,406,944

Oil, Gas & Consumable Fuels - 14.6% Anadarko Petroleum Corp.	25,800	1,471,890
ConocoPhillips	38,454	2,208,413
Devon Energy Corp.	14,500	938,730
Exxon Mobil Corp.	34,200	2,113,218
Marathon Oil Corp.	58,000	1,919,800
Royal Dutch Shell plc (ADR)	36,800	2,219,040
Spectra Energy Corp.	64,724	1,459,526
		12,330,617

Pharmaceuticals - 6.1% GlaxoSmithKline plc (ADR)	34,707	1,371,621
Johnson & Johnson	25,465	1,577,811
Pfizer, Inc.	126,500	2,172,005
		5,121,437

Software - 1.9% Microsoft Corp.	67,501	1,653,099

Total Equity Securities (Cost $90,136,800)		81,620,733

TOTAL INVESTMENTS (Cost $90,136,800) - 96.7%		81,620,733
Other assets and liabilities, net - 3.3%		2,795,321
Net Assets - 100%		$84,416,054

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 242,100 shares outstanding		$12,046,340
Class C: 14,997 shares outstanding		613,050
Class Y: 1,684,405 shares outstanding		93,480,079
Undistributed net investment income		862,598
Accumulated net realized gain (loss) on investments		(14,069,946)
Net unrealized appreciation (depreciation) on investments		(8,516,067)

Net Assets		$84,416,054

Net Asset Value Per Share:
Class A (based on net assets of $10,502,343)		$43.38
Class C (based on net assets of $650,443)		$43.37
Class Y (based on net assets of $73,263,268)		$43.50

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Statement of Operations

year ended september 30, 2010

Net Investment Income Investment Income:
Dividend income (net of foreign taxes withheld of $32,277)	$2,057,286
Interest income	1,824
Total investment income	2,059,110

Expenses:
Investment advisory fee	537,222
Transfer agency fees and expenses	40,096
Distribution Plan expenses:
Class A	21,796
Class C	4,666
Trustees’ fees and expenses	136,501
Administrative fees	165,299
Accounting fees	11,980
Custodian fees	18,613
Registration fees	50,991
Reports to shareholders	8,164
Professional fees	52,008
Miscellaneous	8,514
Total expenses	1,055,850
Reimbursement from Advisor:
Class A	(66,257)
Class C	(12,761)
Class Y	(138,440)
Fees paid indirectly	(237)
Net expenses	838,155

Net Investment Income	1,220,955

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	851,866
Change in unrealized appreciation (depreciation)	2,471,764

Net Realized and Unrealized Gain (Loss) on Investments	3,323,630

Increase (Decrease) in Net Assets Resulting From Operations	$4,544,585

See notes to financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets Operations:	Year Ended September 30, 2010	Year Ended September 30, 2009
Net investment income	$1,220,955	$1,455,039
Net realized gain (loss)	851,866	(14,709,791)
Change in unrealized appreciation or (depreciation)	2,471,764	4,691,202

Increase (Decrease) in Net Assets Resulting From Operations	4,544,585	(8,563,550)

Distributions to shareholders from:
Net investment income:
Class A shares	(69,566)	(74,065)
Class C shares	(498)	—
Class Y shares	(1,303,156)	(1,832,762)
Net realized gain:
Class A shares	—	(799)
Class Y shares	—	(16,996)
Total distributions	(1,373,220)	(1,924,622
Capital share transactions:
Shares sold:
Class A shares	6,734,939	3,578,746
Class C shares	502,570	155,368
Class Y shares	6,707,914	11,569,775
Reinvestment of distributions:
Class A shares	62,966	68,853
Class C shares	498	—
Class Y shares	1,303,071	1,849,620
Redemption fees:
Class A shares	516	58
Class C shares	—	103
Shares redeemed:
Class A shares	(2,270,570)	(2,086,843)
Class C shares	(39,818)	(5,187)
Class Y shares	(11,009,430)	(12,866,844)
Total capital share transactions	1,992,656	2,263,649

Total Increase (Decrease) in Net Assets	5,164,021	(8,224,523)

Net Assets Beginning of year	79,252,033	87,476,556
End of year (including undistributed net investment income
of $862,598 and $977,856, respectively)	$84,416,054	$79,252,033

See notes to financial statements.

Statements of Changes in Net Assets

Capital Share Activity Shares sold:	Year Ended September 30, 2010	Year Ended September 30, 2009
Class A shares	156,146	102,550
Class C shares	11,566	4,529
Class Y shares	156,871	317,331
Reinvestment of distributions:
Class A shares	1,466	2,045
Class C shares	11	—
Class Y shares	30,325	54,570
Shares redeemed:
Class A shares	(52,858)	(64,464)
Class C shares	(947)	(162)
Class Y shares	(256,062)	(370,833)
Total capital share activity	46,518	45,566

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert Large Cap Value Fund (the “Fund”), the sole series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland business trust on June 9, 2008. On November 28, 2008, the Fund sold 10,000 shares (“initial shares”) valued at $100,000, to Calvert Asset Management Company, Inc. The Fund began operations on December 12, 2008 and offers three separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the Fund, through its Class A and Class Y shares, acquired substantially all of the net assets of the Summit Mutual Funds, Inc. Everest Fund pursuant to the Agreement and Plan of Reorganization dated October 31, 2008 and approved by shareholders on December 5, 2008. The acquisition was accomplished by a transfer of all assets and assumption of certain liabilities of the Everest Fund (valued at $61,753,526) to the Fund. Following the transfer, 80,785 and 1,738,993 Class A and Class Y shares, respectively, of the Fund were distributed to shareholders in liquidation of the Everest Fund’s Class A and Class I shares, respectively. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on December 12, 2008 was effected to adjust the net asset value of the Calvert Large Cap Value Fund to be the same as that of the Everest Fund on the same date. The aggregate net assets of the Calvert Large Cap Value Fund and Everest Fund immediately before the acquisition were $100,000 and $61,753,526, respectively.

For financial reporting purposes, the Everest Fund, which commenced operations on December 29, 1999, has been deemed the accounting survivor.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At September 30, 2010, no securities were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$81,620,733	-	-	$81,620,733
TOTAL	$81,620,733	-	-	$81,620,733

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”) which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $44,315 was payable at year end.  In addition, $24,104 was payable at year end for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.23% for Class A, 2.35% for Class C and .98% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, C and Y based on their average daily net assets. Under the terms of the agreement, $13,636 was payable at year end.

Calvert Distributors, Inc. (“CDI”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed ..50%, and 1.00% annually of average daily net assets of each Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, and 1.00% of the Fund’s average daily net assets of Class A and Class C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,603 was payable at year end.

The Distributor received $20,873 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”) is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $5,969 for the year ended September 30, 2010. Under the terms of the agreement, $677 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000 for Trustees not serving on other Calvert Fund Boards, $10,000 for those serving on other Calvert Fund Boards.

Note C — Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $25,282,030 and $23,855,689, respectively.

Capital Loss Carryforwards
Expiration Date 30-Sep-17	$899,562
30-Sep-18	12,487,447

Capital losses may be utilized to offset future capital gains until expiration.

The Fund intends to elect to defer net capital losses of $466,864 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

Distributions paid from:	2010	2009
Ordinary income	$1,373,220	$1,906,827
Long term capital gain	-	17,795
Total	$1,373,220	$1,924,622

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,380,188
Unrealized (depreciation)	(14,112,328)
Net unrealized appreciation/(depreciation)	($8,732,140)

Undistributed ordinary income	$862,598
Capital loss carryforward	($13,387,009)

Federal income tax cost of investments	$90,352,873

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, the deferral of post October losses and investments in partnerships.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  These reclassifications are due to permanent book-tax differences and have no impact on net assets.  The primary permanent differences causing such reclassification for the Fund are due to investments in partnerships and real estate investment trusts.

Undistributed net investment income	$37,007
Accumulated net realized gain (loss)	22,103
Paid in capital	(59,110)

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2010.  For the year ended September 30, 2010, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$14,721	1.49%	$456,829	January 2010

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, the Fund designates 100% of the ordinary dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code. In addition, the Fund designates 100% of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

Financial Highlights

	Years Ended
Class A Shares	September 30, 2010 (z)	September 30, 2009 (z)	September 30, 2008
Net asset value, beginning	$41.51	$46.85	$67.86
Income from investment operations:
Net investment income	.53	.68	1.03
Net realized and unrealized gain (loss)	1.75	(5.08)	(16.17)
Total from investment operations	2.28	(4.40)	(15.14)
Distributions from:
Net investment income	(.41)	(.93)	(.84)
Net realized gain	—	(.01)	(5.03)
Total distributions	(.41)	(.94)	(5.87)
Total increase (decrease) in net asset value	1.87	(5.34)	(21.01)
Net asset value, ending	$43.38	$41.51	$46.85

Total return*	5.50%	(8.91%)	(24.05%)
Ratios to average net assets:A Net investment income	1.23%	1.97%	1.55%
Total expenses	1.99%	2.18%	1.15%
Expenses before offsets	1.23%	1.23%	1.15%
Net expenses	1.23%	1.23%	1.15%
Portfolio turnover	30%	31%	37%
Net assets, ending (in thousands)	$10,502	$5,701	$4,554

		Years Ended
Class A Shares		September 30, 2007 (z)	September 30, 2006 (z)
Net asset value, beginning		$63.25	$61.14
Income from investment operations:
Net investment income		.75	.80
Net realized and unrealized gain (loss)		8.24	8.09
Total from investment operations		8.99	8.89
Distributions from:
Net investment income		(.87)	(.59)
Net realized gain		(3.51)	(6.19)
Total distributions		(4.38)	(6.78)
Total increase (decrease) in net asset value		4.61	2.11
Net asset value, ending		$67.86	$63.25

Total return*		14.58%	15.87%
Ratios to average net assets:A Net investment income		1.13%	1.34%
Total expenses		1.16%	1.17%
Expenses before offsets		1.16%	1.17%
Net expenses		1.16%	1.17%
Portfolio turnover		51%	55%
Net assets, ending (in thousands)		$7,201	$2,903

See notes to financial highlights.

Financial Highlights

	Periods Ended
Class C Shares	September 30, 2010 (z)	September 30, 2009(z)#
Net asset value, ending	$41.61	$33.72
Income from investment operations:
Net investment income	.06	.15
Net realized and unrealized gain (loss)	1.78	7.74
Total from investment operations	1.84	7.89
Distributions from:
Net investment income	(.08)	**
Total distributions	(.08)	**
Total increase (decrease) in net asset value	1.76	7.89
Net asset value, ending	$43.37	$41.61

Total return*	4.41%	23.41%
Ratios to average net assets:A Net investment income	.14%	.58% (a)
Total expenses	5.09%	19.77% (a)
Expenses before offsets	2.35%	2.35% (a)
Net expenses	2.35%	2.35% (a)
Portfolio turnover	30%	20%
Net assets, ending (in thousands)	$650	$182

See notes to financial highlights.

Financial Highlights

	Years Ended
Class Y Shares	September 30, 2010 (z)	September 30, 2009 (z)	September 30, 2008
Net asset value, beginning	$41.85	$47.32	$68.56
Income from investment operations:
Net investment income	.65	.81	1.05
Net realized and unrealized gain (loss)	1.76	(5.18)	(16.22)
Total from investment operations	2.41	(4.37)	(15.17)
Distributions from:
Net investment income	(.76)	(1.09)	(1.04)
Net realized gain	—	(.01)	(5.03)
Total distributions	(.76)	(1.10)	(6.07)
Total increase (decrease) in net asset value	1.65	(5.47)	21.24
Net asset value, ending	$43.50	$41.85	$47.32
Total return*	5.77%	(8.70%)	(23.89%)
Ratios to average net assets:A Net investment income	1.52%	2.32%	1.80%
Total expenses	1.17%	1.27%	.90%
Expenses before offsets	.98%	.98%	.90%
Net expenses	.98%	.98%	.90%
Portfolio turnover	30%	31%	37%
Net assets, ending (in thousands)	$73,263	$73,369	$82,922

		Years Ended
Class Y Shares		September 30, 2007(z)	September 30, 2006 (z)
Net asset value, beginning		$63.81	$61.56
Income from investment operations:
Net investment income		.93	.96
Net realized and unrealized gain (loss)		8.32	8.13
Total from investment operations		9.25	9.09
Distributions from:
Net investment income		(.99)	(.65)
Net realized gain		(3.51)	(6.19)
Total distributions		(4.50)	(6.84)
Total increase (decrease) in net asset value		4.75	2.25
Net asset value, ending		$68.56	$63.81

Total return*		14.88%	16.13%
Ratios to average net assets:A Net investment income		1.38%	1.59%
Total expenses		.91%	.92%
Expenses before offsets		.91%	.92%
Net expenses		.91%	.92%
Portfolio turnover		51%	55%
Net assets, ending (in thousands)		$95,460	$80,383

See notes to financial highlights.

A     Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#     From December 12, 2008, inception.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**    Distribution was less than $.01 per share.

(a)  Annualized.

(z)        Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Director and Officer Table

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES
CARI DOMINGUEZ AGE: 61	Trustee	2008	Former Chair of the U.S. Equal Employment Opportunity Commission.	1	• Manpower, Inc.
ALICE GRESHAM AGE: 60	Trustee	2008	Professor at Howard University School of Law. She was formerly Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	22	None
M. CHARITO KRUVANT AGE: 64	Trustee	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	34	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 64	Trustee	2008	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	22	• Wells Fargo Company-NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries -NASDAQ • Colonial Williamsburg Foundation (Non-Profit) • Prison Fellowship Ministries (Non-Profit)
ANTHONY A. WILLIAMS AGE: 59	Trustee	2010	Executive Director of Global Government Practice at the Corporate Executive Board (since Jan. 2010); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (since 2009); Chief Executive Officer of Primum Public Realty Trust (2007-2008); Mayor of Washington D.C. (1999-2007).	13	• Freddie Mac • Meruelo Maddux Properties, Inc. • Weston Solutions, Inc. • Bipartisan Debt Reduction Task Force • Chesapeake Bay Foundation • Catholic University of America • Urban Institute
INTERESTED TRUSTEES
BARBARA J. KRUMSIEK AGE: 58	Trustee, President & Chair	2008	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2008	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
THOMAS DAILEY AGE: 46	Vice President	2010	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2008	Executive Assistant to General Counsel, Calvert Group, Ltd.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2008	Tax Compliance Manager of Calvert Group, Ltd.

LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2008	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
JAMES McGLYNN, CFA AGE: 51	Vice President	2009

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2008, Mr. McGlynn was Managing Director, Equities, at Summit Investment Partners, Inc. and lead portfolio manager of Summit’s large-cap value team.

AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.
ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.

CATHERINE P. ROY AGE: 54	Vice President	2008	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President & Secretary	2008	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 58	Treasurer	2008	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	2008	Vice President of Calvert Administrative Services Company.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.

Additional information about the Fund’s Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Large cap value Fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
	$	%*	$	% *

(a) Audit Fees	$16,005		$14,850	--
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$2,998	0%	$2,843	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$19,003	0%	$17,693	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
$	%*	$	% *
$ 11,000	0%*	$26,000	--

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)           This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: December 01, 2010

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: December 01, 2010

                /s/  Ronald M. Wolfsheimer

                Ronald M. Wolfsheimer

                Treasurer -- Principal Financial Officer

Date: December 01, 2010